GOLDMAN SACHS ETF TRUST

Goldman Sachs Access High Yield Corporate Bond ETF

(the “Fund”)

Supplement dated January 8, 2026 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2025

Effective on January 8, 2026 (the “Effective Date”), John McClain will begin serving as portfolio manager for the Fund. David Westbrook, Todd Henry and Aakash Thombre will continue to serve as portfolio managers for the Fund.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Access High Yield Corporate Bond ETF—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Aakash Thombre, CFA, Managing Director, Global Co-Head of High Yield and Bank Loans, has managed the Fund since 2025; John McClain, CFA, Managing Director, Co-Head of Leveraged Credit, has managed the Fund since 2026; David Westbrook, Vice President, has managed the Fund since 2018; and Todd Henry, Vice President, has managed the Fund since 2021.

The following row is added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
John McClain, CFA Managing Director	Portfolio Manager— Access High Yield Corporate Bond ETF	Since 2026	Mr. McClain joined the Investment Adviser in 2025. He is Co-Head of the Leveraged Credit Team. Before joining the Investment Adviser, Mr. McClain led the Corporate Credit, High Yield and Global High Yield strategies at Brandywine Global Investment Management. Prior to that, he led Below Investment Grade strategies at Diamond Hill Capital Management, Inc.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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